                                                                    EXHIBIT 99.5

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION


IN RE: M4 ENVIRONMENTAL MANAGEMENT, INC.                  CASE NO.: 97-21388-CJK
       DEBTOR                                             JUDGE: CAROL J. KENNER


                                                                      CHAPTER 11

MONTHLY OPERATING REPORT FOR MONTH ENDING:                     6/30/98



COMES NOW, M4 ENVIRONMENTAL MANAGEMENT, INC., Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 6/1/98 and ending 6/30/98 as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:

          X     Monthly Reporting Questionnaire (Attachment 1)
       -------

          X     Comparative Balance Sheets (Forms OPR-1 and OPR-2)
       -------

          X     Summary of Accounts Receivable (Form OPR-3)
       -------

          X     Schedule of Post-Petition Liabilities (Form OPR-4)
       -------

          X     Income Statement (Form OPR-5)
       -------

          X     Statement of Sources and Uses of Cash (Form OPR-6)
       -------


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:  7/23/98                  DEBTOR-IN-POSSESSION


                                By: /s/ F. Gordon Bitter
                                    -------------------------------------------
                                Name & Title: F. Gordon Bitter, Vice President
                                              M4 Environmental Management, Inc.
                                              421 Currant Road
                                              Fall River, MA 02720
                                              Telephone: 508-324-6497

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS



IN RE: M4 ENVIRONMENTAL MANAGEMENT, INC.                  CASE NO.: 97-21388-CJK
       DEBTOR                                             JUDGE: CAROL J. KENNER


                                                                      CHAPTER 11







                     NOTE TO THE MONTHLY OPERATING REPORT:



                     Consistent with the Debtor's historical
                     accounting practices, this operating
                     report accounts for all cash transfers
                     among the Debtor and its affiliates and
                     allocates some, but not all, of the
                     expenses borne by one affiliate for the
                     benefit of another or the others. In
                     the absence of a decision for
                     substantive consolidation, the Debtor
                     will develop an appropriate allocation
                     of all expenses among the affiliated
                     entities.


                                                  COMPARATIVE BALANCE SHEETS                                     FORM OPR-1

CASE NAME:   M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER: 97-21388-CJK


                                                                                                       MONTH ENDED: 6/30/98


                                            FILING      MONTH     MONTH     MONTH     MONTH     MONTH     MONTH     MONTH
                                             DATE       ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                            12/3/97   12/31/97   1/31/98   2/28/98   3/31/98   4/30/98   5/31/98   6/30/98
                                           --------   --------   -------   -------   -------   -------   -------   --------
ASSETS

CURRENT ASSETS

Cash
Other negotiable instruments
  (i.e. CD's, Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)
Less: allowance for doubtful accounts
Accounts Receivable-Other
Inventory, at cost
Prepaid expenses
Deposits
Other:
  Stock & interests in:
  M4 Environmental, LP (1% ownership,       Unknown    Unknown   Unknown   Unknown   Unknown   Unknown   Unknown   Unknown
    99% owned by MMT Federal
    Holdings, Inc.)
                                           --------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                              0          0         0         0         0         0         0         0
                                           --------------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST
Less: Accumulated Depreciation
                                           --------------------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                 0          0         0         0         0         0         0         0
                                           --------------------------------------------------------------------------------
OTHER ASSETS (Itemized if value exceeds
      10% of "Total Assets")
      Intangible Assets
      Less: Accumulated Amortization
                                           --------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                0          0         0         0         0         0         0         0
                                           --------------------------------------------------------------------------------
TOTAL ASSETS                                      0          0         0         0         0         0         0         0
                                           ================================================================================


                                                  COMPARATIVE BALANCE SHEETS                                     FORM OPR-2

CASE NAME:   M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER: 97-21388-CJK


                                                                                                       MONTH ENDED: 6/30/98


                                            FILING      MONTH     MONTH     MONTH     MONTH     MONTH     MONTH     MONTH
                                             DATE       ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                            12/3/97   12/31/97   1/31/98   2/28/98   3/31/98   4/30/98   5/31/98   6/30/98
                                           --------------------------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)

Unsecured Debt-Intercompany Obligations
  due to cash transfers in Post
  Petition Operations

Unsecured Debt-Obligations incurred
  in Post Petition Operations
  (See Form OPR-4)
                                           --------------------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                   0          0         0         0         0         0         0         0

PRE PETITION INTERCOMPANY LIABILITIES
DEFERRED REVENUE/DEFERRED INCOME
TOTAL OTHER PRE PETITION LIABILITIES
                                           --------------------------------------------------------------------------------
TOTAL LIABILITIES                                 0          0         0         0         0         0         0         0
                                           --------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock
Common Stock                                    Nil        Nil       Nil       Nil       Nil       Nil       Nil       Nil
Paid in Capital
Valuation Allowance
Dividends Paid
Treasury Stock
Deferred Compensation
Retained Earnings
    Through Filing Date
    Post Filing Date
                                           --------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)              0          0         0         0         0         0         0         0
                                           --------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY        0          0         0         0         0         0         0         0
                                           ================================================================================


                                 SUMMARY OF ACCOUNTS RECEIVABLE                    FORM OPR-3


CASE NAME:   M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER: 97-21388-CJK


                                                                         MONTH ENDED: 6/30/98


                                                              0-30   31-60   61-90    OVER
                                                      TOTAL   DAYS    DAYS    DAYS   90 DAYS
                                                     ----------------------------------------

DATE OF FILING:  12/3/97                                0
                 Allowance for doubtful accounts        0
                                                     ----------------------------------------
                                                        0       0      0       0        0
                                                     ========================================

MONTH:           12/31/97
                 Allowance for doubtful accounts        0
                                                     ----------------------------------------
                                                        0       0      0       0        0
                                                     ========================================

MONTH:           1/31/98                                0
                 Allowance for doubtful accounts        0
                                                     ----------------------------------------
                                                        0       0      0       0        0
                                                     ========================================

MONTH:           2/28/98                                0
                 Allowance for doubtful accounts        0
                                                     ----------------------------------------
                                                        0       0      0       0        0
                                                     ========================================

MONTH:           3/31/98                                0
                 Allowance for doubtful accounts        0
                                                     ----------------------------------------
                                                        0       0      0       0        0
                                                     ========================================

MONTH:           4/30/98                                0
                                                        0
                                                     ----------------------------------------
                                                        0       0      0       0        0
                                                     ========================================

MONTH:           5/31/98
                 Allowance for doubtful accounts
                                                     ----------------------------------------
                                                        0       0      0       0        0
                                                     ========================================

MONTH:           6/30/98
                 Allowance for doubtful accounts
                                                     ----------------------------------------
                                                        0       0      0       0        0
                                                     ========================================


                                SCHEDULE OF POST PETITION LIABILITIES                    FORM OPR-4


CASE NAME:   M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER: 97-21388-CJK


                                                                               MONTH ENDED: 6/30/98


                                            DATE     DATE   TOTAL   0-30   31-60   61-90    OVER
                                          INCURRED    DUE    DUE    DAYS    DAYS    DAYS   90 DAYS
                                         ----------------------------------------------------------
TAXES PAYABLE

   Federal Income Taxes                                      NONE
   FICA-Employer's Share                                     NONE
   FICA-Employee's Share                                     NONE
   Unemployment Tax                                          NONE
   State Sales & Use Tax                                     NONE
   State __________ Tax                                      NONE
   Personal Property Tax                                     NONE
                                                            ---------------------------------------
TOTAL TAXES PAYABLE                                             0     0      0       0        0
                                                            ---------------------------------------

POST PETITION SECURED DEBT
DIP FINANCING
ACCRUED INTEREST PAYABLE
                                                            ---------------------------------------
TOTAL POST PETITION SECURED DEBT                                0     0      0       0        0
                                                            ---------------------------------------

POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
   Trade Accounts Payable
    (see attached schedules)
   Payroll withholdings
   Accrued Payroll
   Accrued expenses
                                                            ---------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                            0     0      0       0        0
                                                            ---------------------------------------

TOTAL ALL POST PETITION LIABILITIES                             0     0      0       0        0
                                                            =======================================


                                                         INCOME STATEMENT                                              FORM OPR-5


CASE NAME:   M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER: 97-21388-CJK


                                                                                                             MONTH ENDED: 6/30/98


                                           PRE        POST      MONTH     MONTH     MONTH     MONTH     MONTH     MONTH
                                         PETITION   PETITION    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    MONTH
                                         12/3/97    12/31/97   1/31/98   2/28/98   3/31/98   4/30/98   5/31/98   6/30/98   ENDED
                                        -----------------------------------------------------------------------------------------

NET REVENUE (INCOME)
                                        -----------------------------------------------------------------------------------------
COST OF GOODS SOLD
  Salaries & wages
  Less: Salaries & wages capitalized
        in fixed assets
  Benefits
  Bad debt expense
  Cost of goods sold
  Decontamination & disposal
  Disposal costs-secondary wastes
  Financing costs
  Insurance
  Legal services
  Materials
  Office expense & supplies
  Other
  Outside services
  Professional services
  Rent-equipment
  Rent-office/buildings
  Supplies-processing
  Taxes
  Telephone
  Transportation
  Travel & entertainment
  Utilities
                                        -----------------------------------------------------------------------------------------
TOTAL COST OF GOODS SOLD                    0          0          0         0         0         0         0         0        0
                                        -----------------------------------------------------------------------------------------
INCOME BEFORE INTEREST, DEPRECIATION,
  TAXES, OR EXTRAORDINARY EXPENSES          0          0          0         0         0         0         0         0        0
                                        -----------------------------------------------------------------------------------------
INTEREST EXPENSE
DEPRECIATION AND AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                        -----------------------------------------------------------------------------------------
NET INCOME (LOSS)                         NONE       NONE       NONE      NONE      NONE      NONE      NONE      NONE       0
                                        =========================================================================================


                                                STATEMENT OF SOURCES AND USES OF CASH                                    FORM OPR-6


CASE NAME:   M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER: 97-21388-CJK


                                                                                                               MONTH ENDED: 6/30/98


                                                                     TOTAL     TOTAL    TOTAL    TOTAL
                                                PRE        POST      MONTH     MONTH    MONTH    MONTH    MONTH    MONTH    MONTH
                                              PETITION   PETITION    ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                                             12/1-12/2  12/3-12/31  12/31/97  1/31/98  2/28/98  3/31/98  4/30/98  5/31/98  6/30/98
                                            ---------------------------------------------------------------------------------------

CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                        NONE       NONE      NONE     NONE    NONE      NONE     NONE     NONE

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by
 Operating Activities:
  Depreciation & Amortization                               0           0        0        0        0        0        0        0
  Decrease (Increase)-Accounts Receivable                   0           0        0        0        0        0        0        0
  Decrease (Increase)-Inventories                           0           0        0        0        0        0        0        0
  Decrease (Increase)-Prepaid Expenses                      0           0        0        0        0        0        0        0
  Decrease (Increase)-Other Assets                          0           0        0        0        0        0        0        0
  Increase (Decrease)-Pre Petition
    Liabilities                                             0           0        0        0        0        0        0        0
  Increase (Decrease)-Post Petition
    Liabilities                                             0           0        0        0        0        0        0        0
                                            ---------------------------------------------------------------------------------------
Net Cash Provided (Used) by
 Operating Activities                            0          0           0        0        0        0        0        0        0
                                            ---------------------------------------------------------------------------------------
Cash Flows Used in Investing Activities
  Capital Expenditures                                      0           0        0        0        0        0        0        0
  Sale of Net Fixed Assets
                                            ---------------------------------------------------------------------------------------
Net Cash Provided (Used) in
 Investing Activities                            0          0           0        0        0        0        0        0        0
                                            ---------------------------------------------------------------------------------------
Cash Flows From Financing Activities:
  Increase (Decrease)-Morgens Waterfall                     0           0        0        0        0        0        0        0
  Increase (Decrease)-Shareholder
    Valuations                                              0           0        0        0        0        0        0        0
  Purchase of Treasury Stock-
    Preferred Shares
                                            ---------------------------------------------------------------------------------------
Net Cash Provided (Used) in
 Financing Activities                            0          0           0        0        0        0        0        0        0
                                            ---------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH AND
 CASH EQUIVALENTS                                0          0           0        0        0        0        0        0        0

Cash and Cash Equivalents at
 Beginning of Period                                        0           0        0        0        0        0        0        0
                                            ---------------------------------------------------------------------------------------
Cash and Cash Equivalents at End of Period       0          0           0        0        0        0        0        0        0
                                            =======================================================================================

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME:   M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER: 97-21388-CJK


                                                        MONTH ENDED: 6/30/98


                                                                      PAGE 1

1. PAYROLL

    State the amount of all executive wages paid and taxes withheld and paid.

    NAME AND TITLE OF                       DATE    WAGES PAID    TAXES WITHHELD
    EXECUTIVE                               PAID   GROSS   NET    DUE       PAID
    -----------------                      -------------------------------------

    THE FOLLOWING OFFICERS OF THIS DEBTOR ARE EMPLOYEES AND OFFICERS OF MOLTEN METAL TECHNOLOGY, INC. ("MMT"). THESE OFFICERS DO NOT RECEIVE COMPENSATION FROM THIS DEBTOR, BUT ARE COMPENSATED BY MMT, WHICH HAS DISCLOSED SUCH COMPENSATION IN ITS MONTHLY OPERATING REPORT (CASE NUMBER 97-21385-CJK).

    F. Gordon Bitter, CEO & CFO, Director
    Ethan E. Jacks, VP, General Counsel,
      Secretary
    Eugene Berman, Assistant Secretary
    Charles W. Shaver, President & COO,
      Director
    Randall Jones, Assistant Secretary
                                                  ------------------------------
    TOTAL EXECUTIVE PAYROLL                          0      0      0         0
                                                  ==============================


2.  INSURANCE

    Is Workers' Compensation and other insurance in effect?         N/A
                                                                   -----
    Are payments current?
                                                                   -----
    If any policy has lapsed, been replaced or renewed, state so in the schedule below.
    Attach a copy of the new policy's binder or coverage page.

                                                                         DATE
                          COVERAGE     POLICY   EXPIRATION  PREMIUM    COVERAGE
TYPE   CARRIER NAME        AMOUNT      NUMBER      DATE      AMOUNT    PAID THRU
--------------------------------------------------------------------------------


                      SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME:   M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER: 97-21388-CJK


                                                        MONTH ENDED: 6/30/98


                                                                      PAGE 2


3.  BANK ACCOUNTS

                                                                   TOTAL
                                                                   -----


BANK NAME

ACCOUNT NUMBER

BEGINNING BOOK BALANCE                                               0

PLUS:     Deposits-Collections of A/R
          Other Receipts
          Loan Advances

LESS:     Disbursements
          Payroll
          Returned Checks
          Loan Repayments

OTHER:    Adjustments
          Transfers In (Out)
                                                                   -----
ENDING BOOK BALANCE                                                  0
                                                                   =====



4.  POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS

          List any post petition payments to professionals and payments on Pre-petition debts in the schedule below.

          Payments To/On                        Amount       Date     Check #
          --------------                       -------------------------------

          PROFESSIONALS (ATTORNEYS,
          ACCOUNTANTS, ETC.):


                                                 NONE


                                                ======
                                                   0
                                                ======


          PRE-PETITION DEBTS


                                                 NONE


                                                ======
          TOTAL PAYMENTS OF PRE-PETITION DEBTS     0
                                                ======

                         INSURANCE EXPIRATION STATEMENT                EXHIBIT D

                                         INSURANCE  COVERAGE  POLICY  EXPIRATION  PREMIUM  COVERAGE
CARRIER NAME AND ADDRESS     TYPE         AGENT      AMOUNT   NUMBER     DATE      AMOUNT  PAID THRU
----------------------------------------------------------------------------------------------------

          SEE ATTACHED



          I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.

          Date: 7/23/98


                                      MOLTEN METAL TECHNOLOGY, INC.


                                      By: /s/ F. Gordon Bitter
                                          ---------------------------------
                                          F. Gordon Bitter
                                          Chief Executive Officer



                                      MMT OF TENNESSEE, INC.


                                      By: /s/ F. Gordon Bitter
                                          ---------------------------------
                                          F. Gordon Bitter
                                          Vice President



                                      M4 ENVIRONMENTAL, L.P.


                                      By: /s/ F. Gordon Bitter
                                          ---------------------------------
                                          M4 Environmental Management, Inc.
                                          General Partner


                                      By: /s/ F. Gordon Bitter
                                          ---------------------------------
                                          F. Gordon Bitter
                                          Vice President



                                      MMT FEDERAL HOLDINGS, INC.


                                      By: /s/ F. Gordon Bitter
                                          ---------------------------------
                                          F. Gordon Bitter
                                          Vice President

                                             MOLTEN METAL TECHNOLOGY INSURANCE SCHEDULE
                                                              EXHIBIT A

==============================================================================================================================
     CARRIER NAME & ADDRESS                    TYPE                          BROKER          LIMITS                  POLICY
                                                                                                                     NUMBER
==============================================================================================================================

Commerce & Industry Insurance Co.  General Liability                           Aon          $1,000,000             340-94-76
70 Pine Street                     Automobile Liability                        Aon          $1,000,000             766-56-11
New York, NY   10270               Excess Liability - 1st layer                Aon         $20,000,000             606-23-31
                                                                                         excess of $1M

New Hampshire Insurance Co.        Workers Compensation                        Aon           Statutory            WC588-59-75
70 Pine Street                     Workers Compensation - CA                   Aon           Statutory            WC588-59-77
New York NY  10270                 Employers' Liability                        Aon          $1,000,000            WC588-59-75
                                                                                                                  and -77[CA]

American International Specialty   Pollution Liability - MA/TN                 Aon          $3,000,000              8199951
   Line Insurance Co.              Pollution Liability - TX                    Aon          $1,000,000              8199950
70 Pine Street
New York NY  10270

Executive Risk Indemnity Company   Fidelity                                    Aon            $500,000           751-118812-98
P.O. Box 91394                     Fiduciary                                   Aon          $2,000,000           751-118834-98
Chicago, IL   60693

Executive Risk Indemnity Company   Directors & Officers Liability              Aon         $10,000,000           751-091628-98
P.O. Box 91394
Chicago, IL   60693

CNA Insurance Companies            Foreign Liability                           Aon          $1,000,000           PST 00 9648288
180 Maiden Lane
New York, NY  10038

Allendale Mutual Insurance Co.     Property                                    Aon        $147,000,000               CC626
Allendale Park                                                                                 Blanket
Johnston, RI  02919

American Nuclear Insurers          Nuclear All Risk Property                   J&H/M&M     $45,000,000               98262
Town Center                        Nuclear Liability Facility Form - TN        J&H/M&M     $50,000,000              NF-0338



============================================================================================
     CARRIER NAME & ADDRESS         EXPIRATION           PREMIUM      PAID
                                       DATE                           THRU
============================================================================================

Commerce & Industry Insurance Co.      12/3/98            $53,000    Current
70 Pine Street                         12/3/98             $3,540    Current
New York, NY   10270                   12/3/98            $43,185    Current


New Hampshire Insurance Co.            12/3/98           $111,250    Current
70 Pine Street                         12/3/98               $753    Current
New York NY  10270                     12/3/98           inclu.      Current


American International Specialty       12/3/98            $28,342    Current
   Line Insurance Co.                  12/3/98            $16,919    Current
70 Pine Street
New York NY  10270

Executive Risk Indemnity Company        5/9/99             $6,000    Current
P.O. Box 91394                          5/9/99             $6,000    Current
Chicago, IL   60693

Executive Risk Indemnity Company       1/19/99           $350,000    Current
P.O. Box 91394
Chicago, IL   60693

CNA Insurance Companies                 2/1/99             $2,000    Current
180 Maiden Lane
New York, NY  10038

Allendale Mutual Insurance Co.         12/2/99           $170,000    Current
Allendale Park
Johnston, RI  02919

American Nuclear Insurers               1/1/99            $97,500    Current
Town Center                           12/31/98           $124,215    Current



                                                              Page 12



                                             MOLTEN METAL TECHNOLOGY INSURANCE SCHEDULE
                                                              EXHIBIT A

=============================================================================================================================
     CARRIER NAME & ADDRESS                    TYPE                          BROKER          LIMITS                  POLICY
                                                                                                                     NUMBER
=============================================================================================================================

29 South Main Street               Master Worker Certificate - TN              J&H/M&M    $200,000,000              NW-0235
West Hartford, CT 06107                                                                    Shared Agg.

                                   Nuclear Supplier's & Transp.                J&H/M&M     $15,000,000              NS-0539
                                   Nuclear Liability Facility Form - SC        J&H/M&M     $10,000,000              NF-0329
                                   Nuclear Foreign Supplier's & Transp.        J&H/M&M     $10,000,000                TBD
                                   Master Worker Certificate - SC              J&H/M&M    $200,000,000              NW-0237
                                                                                           Shared Agg.

                                   Nuclear Facility Liability - Comm. Park     J&H/M&M     $10,000,000              NF-0337
                                   Master Worker Certificate - Comm. Park      J&H/M&M    $200,000,000              NW-0234
                                                                                           Shared Agg.

American International Specialty   Pollution Legal and Closure/Post Closure    J&H/M&M      $3,000,000              8183013
   Lines Ins. Co.                                                                            Pollution Legal
Harborside Financial Center                                                                 $3,400,000
401 Plaza 3                                                                                    Closure
Jersey City, NJ   07311



=============================================================================================
     CARRIER NAME & ADDRESS          EXPIRATION           PREMIUM      PAID
                                        DATE                           THRU
=============================================================================================

29 South Main Street                   12/31/98               $550    Not yet invoiced
West Hartford, CT 06107

                                       12/31/98             $8,670    Current
                                       12/31/98            $13,590    Current
                                       12/31/98            TBD        Based on Foreign Sales
                                       12/31/98               $550    Not yet invoiced


                                       12/31/98            $39,568    Current
                                       12/31/98               $550    Not yet invoiced


American International Specialty       10/15/00            $94,400    Current
   Lines Ins. Co.                      Pollution Legal
Harborside Financial Center             12/7/00           $425,000    Current
401 Plaza 3                             Closure
Jersey City, NJ 07311



Note: The premium for the Pollution Legal/Closure policy (AISLIC no. 8183013) is billed in 5 annual installments of $19,280
(Pollution Legal) and $85,000 (Closure). To date, the first three installments are paid in full. The remaining installments come due on the anniversary date. Thus, the remaining installments for 12/15/98 and 1999 for Pollution and for 1/4/99 and 2000 for Closure,
are unbilled and unpaid.



                                                              Page 13


                                             MOLTEN METAL TECHNOLOGY INSURANCE SCHEDULE
                                                             EXHIBIT A

====================================================================================================================================
     CARRIER NAME & ADDRESS                      TYPE                         CO      LIMITS    EXPIRATION     PREMIUM        PAID
                                                                            ENTITY                 DATE                       THRU
====================================================================================================================================

Blue Cross & Blue Shield of RI      Full Coverage Medical                    MMT                6/1-6/30/98    $10,622      Current
PO Box 1057
Providence, RI
02901-1057

Delta Dental Plan                   Self Funded Dental                       MMT                6/1-6/30/98       None      Current
PO Box 5-0198                                                                                                               Current
Woburn, MA 01815-0198                                                                                                       Current


Fortis Benefits Insurance Co.       Employee Funded-Supplemental Life        MMT                6/1-6/30/98     $1,968      Current
PO Box 27-644-1
Kansas City, MO 64180-0644

Fortis Benefits Insurance Co.       Employee Funded-Supplemental Life        MMT TN             6/1-6/30/98     $1,185      Current
PO Box 27-644-1
Kansas City, MO 64180-0644

Fortis Self Funded Admin Services   Medical Stop Loss and Life Insurance     MMT                6/1-6/30/98    $10,960      Current
10159 Wayzata Boulevard             Premiums
Minnetonka, MN 55305

Fortis Self Funded Admin Services   Medical Stop Loss and Life Insurance     MMT TN             6/1-6/30/98     $8,231      Current
10159 Wayzata Boulevard             Premiums
Minnetonka, MN 55305

Fortis Self Funded Admin Services   Self Funded Medical Claims               MMT &              6/1-6/30/98    $50,000      Current
10159 Wayzata Boulevard                                                      MMT TN
Minnetonka, MN 55305




                                                           Page 14 of 15

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

                                             MOLTEN METAL TECHNOLOGY INSURANCE SCHEDULE
                                                             EXHIBIT A

====================================================================================================================================
     CARRIER NAME & ADDRESS                      TYPE                         CO      LIMITS    EXPIRATION     PREMIUM        PAID
                                                                            ENTITY                 DATE                       THRU
====================================================================================================================================

UNUM Life Insurance                 Employee Funded Long Term Disability     MMT                6/1-6/30/98     $1,951      Current
PO Box 7777-W0050
Philadelphia, PA
19175-0050

UNUM Life Insurance                 Short Term Disability                    MMT                6/1-6/30/98     $2,110      Current
2211 Congress Street
Portland, ME 04122









                                                           Page 15 of 15
